UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 21, 2010

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9482	64-0740905
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Fashion Way
Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

(662) 365-6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         Regulation FD Disclosure.

As has been previously disclosed, on March 21, 2007, Hancock Fabrics, Inc. (the “Company”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 07-10353).  The reorganization case is being administered under the caption “In re Hancock Fabrics, Inc., Case No. 07-10353.”  As has been previously disclosed, on August 1, 2008, the Company filed with the Court a Notice of Effectiveness of its Plan of Reorganization in order to emerge from bankruptcy.

On April 21, 2010, the Company filed its unaudited consolidated Post-Confirmation Quarterly Report for the quarter ending April 3, 2010 (the “Quarterly Report”) with the Office of the United States Trustee for Region 3 (the “UST”).  The Quarterly Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the quarterly reporting requirements of the UST.  Furthermore, the Quarterly Report contains information that has not been audited or reviewed by independent accountants, has not been presented in accordance with generally accepted accounting principles in the United States (“GAAP”) and may be subject to future reconciliation and adjustments.  Without limiting the foregoing, the financial information in the Quarterly Report is unaudited and does not purport to show the financial statements of the Company in accordance with GAAP, and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items.  The Company cautions readers not to place undue reliance upon the Quarterly Report.  There can be no assurance that the information in the Quarterly Report is complete.  The Quarterly Report may be subject to revision.  The Quarterly Report is in a format required by the UST and, therefore, might not be appropriate for use for investment purposes.  The information in the Quarterly Report should not be viewed as indicative of future results.  The Quarterly Report is furnished under Item 7.01 on Exhibit 99.1.  The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Securities Litigation Reform Act of 1995. Forward looking statements, which are based on managements assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by the use of terms such as "anticipate, ""will, ", "expect, ""believe, ""shall, " or similar expressions. These forward looking statements are subject to risks and uncertainties that may change at any time. These risks and uncertainties include, but are not limited to, general economic trends, adverse discounting actions taken by competitors, changes in consumer demand or purchase patterns, delays or interruptions in the flow of merchandise between the Company's suppliers and/or its distribution center and its stores, tightening of purchase terms by suppliers and their factors, a disruption in the Company's data processing services and other contingencies discussed in the Company's Securities and Exchange Commission filings. Hancock undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Quarterly Summary Report for the quarter ending April 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:	/s/ Robert W. Driskell
Robert W. Driskell
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Date:  April 26, 2010

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Quarterly Summary Report for the quarter ending April 3, 2010.